Execution Version 1 Exhibit 10.1 VOTING AND SUPPORT AGREEMENT This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of June 15, 2026 (the “Effective Date”), is entered into by and among SP Evolution HoldCo II, LLC, a Delaware limited liability company (“Parent”), SP Evolution BidCo II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), and the undersigned shareholders (each, a “Shareholder” and collectively, the “Shareholders”) of Simulations Plus, Inc., a California corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below). RECITALS WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent and Merger Sub have entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Parent; WHEREAS, as of the date hereof, the Shareholders are the record and/or beneficial owners (within the meaning of Rule 13d-3 under the 1934 Act) of the number of Company Common Shares set forth opposite the Shareholders’ names on Exhibit A (together with any additional Company Common Shares or other voting securities of the Company of which such Shareholders acquire record or beneficial ownership after the date hereof, including, without limitation, by purchase, by grant, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities, the “Owned Shares”); WHEREAS, it is anticipated that, at the Effective Time, all such Owned Shares will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and will thereafter represent only the right to receive the Merger Consideration to be paid in accordance with the Merger Agreement; and WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, Parent and Merger Sub have required that the Shareholders agree, and the Shareholders have agreed, to enter into this Agreement. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Shareholders, Parent and Merger Sub hereby agree as follows: Section 1. Agreement to Vote. From and after the date hereof until the termination of this Agreement in accordance with Section 2, at any meeting of the shareholders of the Company, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement or the transactions referenced therein, including the Merger, is sought, each Shareholder agrees to, and agrees to cause its Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or cause consents to be executed with respect to) all of the Owned Shares as follows: (1) in favor of (i) the Merger and the adoption of the Merger Agreement, (ii) each of the other actions contemplated by the Merger Agreement or necessary in furtherance of the Merger and the other transactions contemplated by the Merger Agreement and (iii) the adjournment of any meeting of the shareholders of the Company in accordance with Section 6.02 of the Merger Agreement and (2) against the following actions (other than the Merger, the Merger Agreement and the other transactions contemplated thereby): (i) any Acquisition Proposal, (ii) any proposal for any recapitalization, reorganization, liquidation, dissolution, merger, sale of assets or other business combination between the Company and any other Person and (iii) any other action or agreement that would reasonably be expected to materially impede, interfere with, delay,

2 postpone or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement (clauses (1) and (2) collectively, the “Supported Matters”). Each Shareholder shall take all actions necessary to cause all of the Owned Shares to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the shareholders of the Company at which the matters described in this Section 1 are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters, no Shareholder shall have any obligation to vote the Owned Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), each such Shareholder shall be entitled to vote such Shareholder’s Owned Shares in such Shareholder’s sole discretion. Section 2. Termination. This Agreement shall terminate without further action upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms, and (c) written notice of termination of this Agreement by Parent to the Shareholders (such earliest date being referred to herein as the “Termination Date”), and the representations, warranties and covenants contained herein shall not survive such termination; provided that the provisions set forth in this Section 2, Section 5 and Sections 12 through 22 shall survive the termination of this Agreement; and provided further that the termination of this Agreement shall not prevent any party from seeking any remedies (at law or in equity) against any other party for that party’s Willful and Material Breach prior to the date of termination. Section 3. Representations and Warranties of the Shareholders. Each Shareholder hereby jointly and severally represents and warrants to Parent and Merger Sub as follows: (a) Good Standing. If such Shareholder is not a natural person, such Shareholder is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. (b) Authority. If such Shareholder is a natural person, such Shareholder has full legal capacity and authority to execute and deliver this Agreement. If such Shareholder is not a natural person, such Shareholder has all requisite corporate or other entity power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform such Shareholder’s obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Shareholder is necessary to authorize the execution and delivery of, compliance with and performance by such Shareholder of this Agreement. This Agreement has been duly executed and delivered by each Shareholder and constitutes a legal, valid and binding agreement of each Shareholder enforceable against such Shareholder in accordance with its terms, subject to any Enforceability Exceptions. (c) No Conflicts; Consents. (i) The execution and delivery of, compliance with and performance by each Shareholder of this Agreement does not and will not (A) if such Shareholder is not a natural person, conflict with or violate any provision of the certificate of formation or operating agreement or similar organizational documents of such Shareholder, (B) conflict with or violate any laws applicable to such Shareholder or (C) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with or without notice or lapse of time, or both, would constitute a default) under, give rise to a right of termination under, or result in the creation of any Lien, other than any Permitted Liens, upon any of the properties or assets of such Shareholder under any Contract to which such Shareholder is a party, or by which such Shareholder or any of its properties or assets are bound or affected, except in the case of clauses (B) and (C) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not restrict, prohibit, impede or materially delay the performance by such Shareholder of its obligations under this Agreement. (ii) Except as required by the rules and regulations promulgated under the 1934 Act, the 1933 Act, state securities, takeover and “blue sky” laws, no authorization, consent, Order, license, Permit or approval of, or registration, declaration, notice or filing with, any Governmental Authority or any other Person, is necessary in connection with the execution and delivery of this Agreement or the consummation by such

3 Shareholder of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impede or materially delay the consummation of the Merger or the performance by such Shareholder of its obligations under this Agreement. (d) Ownership of Shares. Except as otherwise disclosed in such Shareholder’s filings under Sections 13(d) and 16 under the 1934 Act filed prior to the date hereof, (i) each Shareholder has (except as otherwise permitted by this Agreement) sole or shared voting power and sole or shared dispositive power with respect to the Owned Shares, free and clear of any Lien, except pursuant to applicable federal securities laws and (ii) none of the Owned Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Owned Shares. (e) Total Shares. Except for the Owned Shares set forth on Exhibit A, as of the date hereof, no Shareholder beneficially owns any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company. (f) No Litigation. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of such Shareholder, threatened against such Shareholder at law or in equity before or by any Governmental Authority that could reasonably be expected to impair the ability of such Shareholder to perform its obligations hereunder or consummate the transactions contemplated hereby on a timely basis. (g) Reliance by Parent and Merger Sub. Each Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement. Section 4. No Solicitation. Subject in all cases to Section 5, each Shareholder agrees that such Shareholder will not, and to the extent applicable, shall cause such Shareholder’s Affiliates and Representatives not to take any action that the Company, its Subsidiaries or their respective Representatives are prohibited from taking pursuant to Section 6.04 of the Merger Agreement. Section 5. Shareholders’ Capacity. This Agreement is being entered into by each Shareholder solely in such Shareholder’s capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall restrict or limit the ability of any Shareholder or any Affiliate of any Shareholder who is a director, officer or employee of the Company to take any action, or refrain from taking any action, in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its shareholders. Section 6. Waiver of Appraisal Rights. Each Shareholder hereby irrevocably waives, to the fullest extent permitted by law, and agrees not to assert any rights under Chapter 1300 of the General Corporation Law of the State of California, a copy of which is attached hereto as Exhibit B, with respect to all of such Shareholder’s Owned Shares in connection with the Merger and the transactions contemplated by the Merger Agreement. Section 7. No Proxies for or Liens on Shares. (a) Except as permitted by the terms of this Agreement, no Shareholder shall, directly or indirectly, without the prior written consent of Parent and Merger Sub, (i) grant any proxies, powers of attorney, or other such authorization, or enter into any voting trust or other agreement or arrangement, with respect to the voting of any Owned Shares, (ii) offer for sale, sell (constructively or otherwise), pledge, lend, transfer, assign, gift, tender in any tender or exchange offer, grant, encumber, hypothecate or similarly dispose of (by testamentary disposition, operation of law or otherwise) (collectively, “Transfer”), or enter into any contract, option or other arrangement with respect to the Transfer of, any Owned Shares, or any interest therein, including any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction, collar transaction or any other similar transaction (including any option with respect to any such transaction) or

4 combination of any such transactions, in each case, involving any Owned Shares, (iii) knowingly take any action that would have the effect of preventing or delaying such Shareholder from performing any of its obligations under this Agreement or (iv) agree or commit (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) through (iii). (b) Notwithstanding anything to the contrary in this Agreement, any Shareholder may effect a Transfer of any Owned Shares to a Permitted Transferee (as defined below) of such Shareholder; provided, that in the event such Transfer occurs prior to the receipt of the Company Shareholder Approval, such Shareholder, prior to and as a condition to the effectiveness of such Transfer, shall cause each such Permitted Transferee to execute a counterpart signature page to this Agreement and deliver the same to Parent, pursuant to which such Permitted Transferee agrees to be a “Shareholder” pursuant to, and to be legally bound by, this Agreement with respect to the Owned Shares that are the subject of such Transfer. “Permitted Transferee” means, with respect to any Shareholder, (i) Parent and its Affiliates, (ii) if any Shareholder is not a natural person, any corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which include only such Shareholder, or (iii) if any Shareholder is a natural person, (A) any member of such Shareholder’s immediate family (including such Shareholder’s spouse, parents, siblings and lineal descendants), (B) any trust established solely for the benefit of such Shareholder and/or one or more members of such Shareholder’s immediate family, (C) any limited liability company, partnership, corporation or other entity wholly owned by such Shareholder and/or one or more members of such Shareholder’s immediate family and/or trusts described in clause (B) above or (D) in the event of such Shareholder’s death, such Shareholder’s heirs, executors, administrators, testamentary trustees, legatees or beneficiaries. Transfers of Owned Shares to Permitted Transferees made pursuant to this Section 7(b) shall not be a breach of this Agreement. (c) In the event any Shareholder Transfers any Owned Shares to a Permitted Transferee, such Shareholder shall take all actions necessary to retain sole voting power with respect to such Owned Shares for all purposes of this Agreement unless (i) such Transfer is to a Permitted Transferee described in clause (iii)(D) of the definition of Permitted Transferee or (ii) such Permitted Transferee has executed and delivered a counterpart signature page to this Agreement in accordance with Section 7(b) and such Shareholder no longer retains such voting power, in which case such Permitted Transferee shall exercise such voting power in accordance with Section 1. (d) Any Transfer of Owned Shares not effected in accordance with the terms and conditions of this Section 7 shall be null and void ab initio. Section 8. Proxy Statement. Each Shareholder hereby agrees to permit the Company, Parent and Merger Sub to publish and disclose in the Proxy Statement or any other disclosure document required in connection with the Merger Agreement or the transactions contemplated thereby such Shareholder’s identity and beneficial ownership of the Owned Shares and the nature of such Shareholder’s commitments under this Agreement to the extent required by applicable law. Section 9. Acquisition of Additional Shares. During the term of this Agreement, each Shareholder shall notify Parent and Merger Sub promptly in writing of the direct or indirect acquisition of additional Company Common Shares by such Shareholder or such Shareholder’s Affiliates after the date hereof (other than pursuant to a stock split, reverse stock split, stock dividend or distribution or other change in Company Common Shares by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction), all of which shall be considered Owned Shares and be subject to the terms of this Agreement as though owned by such Shareholder on the date hereof; provided, that in the event of a stock split, reverse stock split, stock dividend or distribution or other change in Company Common Shares by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction, the term “Owned Shares” shall be automatically deemed to refer to and include such Company Common Shares acquired by such Shareholder as a result thereof.

5 Section 10. Relationship Among the Parties. This Agreement is intended to create a contractual relationship among the Shareholders, on the one hand, and Parent and Merger Sub, on the other hand, and is not intended to create, and does not create, any agency, partnership, joint venture or any similar relationship among the parties hereto. Without limiting the generality of the foregoing, none of the Shareholders or Parent or Merger Sub, by entering into this Agreement, intends to form a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of Applicable Law (including the CGCL) with Parent or Merger Sub or any other shareholder of the Company. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Owned Shares. All rights, ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Shareholders, and, except as expressly provided herein, Parent and Merger Sub shall have no authority to direct the Shareholders in the voting or disposition of any of the Owned Shares. Parent and Merger Sub shall not be deemed to be the beneficial owner of any Owned Shares by virtue of this Agreement. Section 11. Further Assurances. The Shareholders, Parent and Merger Sub shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as may reasonably be requested to the extent necessary to effect the transactions contemplated by this Agreement. Section 12. Notices. All notices and other communications hereunder must be in writing and sent to Parent and Merger Sub in accordance with Section 11.01 of the Merger Agreement and to the Shareholders at the address set forth on Exhibit A hereto (or at such other address for a party as shall be specified by like notice). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. Section 13. Interpretation. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and will be ignored in the construction or interpretation hereof. References to “Articles,” “Sections,” “Exhibits,” “Annexes” and “Schedules” are to Articles, Sections, Exhibits, Annexes and Schedules of this Agreement unless otherwise specified. All Exhibits, Annexes and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit, Annex or Schedule but not otherwise defined therein will have the meaning as defined in this Agreement. Any singular term in this Agreement will be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. The word “or” will not be deemed to be exclusive. The word “extent” and the phrase “to the extent” when used in this Agreement will mean the degree to which a subject or other thing extends, and such word or phrase will not simply mean “if.” References to any statute, law or other Applicable Law will be deemed to refer to such statute, law or other Applicable Law as amended from time to time and, if applicable, to any rules, regulations or interpretations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time. References to any Person include the successors and permitted assigns of that Person. References to a “party” or the “parties” mean a party or the parties to this Agreement unless the context otherwise requires. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The parties hereto have participated jointly in the negotiation and drafting of this Agreement, and each has been represented by counsel of its choosing and, in the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by such parties and no presumption or burden of proof will arise favoring or disfavoring any party due to the authorship of any provision of this Agreement. References to “law,” “laws” or to a particular statute or law will be deemed to also include any Applicable Law.

6 Section 14. Entire Agreement. This Agreement (including the schedules and exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Section 15. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Section 16. Governing Law. This Agreement and any Proceeding arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state or other rules that would result in the application of the laws of a different jurisdiction. The parties hereto agree that any Proceeding seeking to enforce any provision of, relating to, or in connection with this Agreement or the transactions contemplated hereby shall be brought exclusively in the Delaware Chancery Court or, if such court shall not have or declines jurisdiction, any federal court or other Delaware state court, in each case, located in New Castle County in the State of Delaware (collectively, the “Chosen Courts”), and each of the parties hereby irrevocably consents and submits to the exclusive jurisdiction of such Chosen Courts (and of the appropriate appellate courts therefrom) in any such Proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such Chosen Court or that any such Proceeding brought in any such Chosen Court has been brought in an inconvenient forum. Process in any such Proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.01 of the Merger Agreement shall be deemed effective service of process on such party. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16. Section 17. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void; provided that (i) any Shareholder may Transfer any or all of such Shareholder’s Owned Shares in accordance with Section 7(b) hereof and (ii) Parent and Merger Sub are expressly permitted to assign their rights under this Agreement to any Affiliate of Parent (including by way of a transfer of shares of capital stock of Merger Sub), and any such Person shall be entitled to assume Parent’s and/or Merger Sub’s obligations under this Agreement; provided, further, that no such assignment and assumption shall release Parent or Merger Sub from any of its obligations under this Agreement to the extent not performed. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. All authority conferred herein shall survive the death or incapacity of any Shareholder and in the event of such Shareholder’s death or incapacity, any obligation of such Shareholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of such Shareholder. Section 18. Enforcement. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties do not timely perform the

7 provisions of this Agreement (including any party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security in connection therewith (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, Parent, Merger Sub or the Shareholders would not have entered into this Agreement. The parties hereby waive any defense, and agree not to assert (or interpose as a defense or in opposition), that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to law or inequitable for any reason, or that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. Section 19. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction (a) shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement and (b) shall not, solely by virtue thereof, be invalid or unenforceable in any other jurisdiction. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, the parties shall negotiate in good faith to determine a suitable and equitable provision to be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision. Section 20. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com)) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Section 21. Amendment. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. Section 22. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses. [The remainder of this page is intentionally left blank.]

[Signature Page to Voting and Support Agreement] IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. SP EVOLUTION HOLDCO II, LLC By: /s/ Charles Mullens Name: Charles Mullens Title: Authorized Signatory SP EVOLUTION BIDCO II, LLC By: /s/Charles Mullens Name: Charles Mullens Title: Authorized Signatory

[Signature Page to Voting and Support Agreement] SHAREHOLDERS /s/ Walter Woltosz Dr. Walter S. Woltosz /s/Virginia Woltosz Virginia E. Woltosz

EXHIBIT A

EXHIBIT B